UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2021

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street		10017
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
(a) The Pfizer Inc. (the "Company") Annual Meeting of Shareholders was held on April 22, 2021.
(b) Shareholders voted on the matters set forth below.

1. The nominees for election to the Company’s Board of Directors set forth in Item 1 to the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on March 12, 2021 were elected to hold office until the Company’s next Annual Meeting of Shareholders, based upon the following votes:
Nominee	Votes For	Votes Against	Abstentions	Broker non-vote
Ronald E. Blaylock	3,552,128,581	75,310,205	17,769,916	872,247,240
Albert Bourla	3,403,798,711	212,217,144	29,192,847	872,247,240
Susan Desmond-Hellmann	3,602,587,186	27,007,655	15,613,861	872,247,240
Joseph J. Echevarria	3,067,343,922	551,543,052	26,321,728	872,247,240
Scott Gottlieb	3,604,408,886	24,247,147	16,552,669	872,247,240
Helen H. Hobbs	3,591,164,311	38,498,000	15,546,391	872,247,240
Susan Hockfield	3,606,052,119	24,001,809	15,154,774	872,247,240
Dan R. Littman	3,598,774,848	28,603,952	17,829,902	872,247,240
Shantanu Narayen	3,590,073,401	38,138,233	16,997,068	872,247,240
Suzanne Nora Johnson	3,477,324,059	151,820,880	16,063,763	872,247,240
James Quincey	3,588,511,169	40,095,580	16,601,953	872,247,240
James C. Smith	3,575,587,764	53,048,897	16,572,041	872,247,240

2. The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year was approved based upon the following votes:

Votes for approval	4,291,626,166
Votes against	208,758,238
Abstentions	17,071,538
Broker non-votes	n/a

3. The proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers was approved based upon the following votes:

Votes for approval	3,355,194,651
Votes against	258,664,414
Abstentions	31,349,637
Broker non-votes	872,247,240

4. The shareholder proposal regarding independent chair policy was not approved based upon the following votes:

Votes for approval	1,347,236,928
Votes against	2,260,655,067
Abstentions	37,316,707
Broker non-votes	872,247,240

5. The shareholder proposal regarding political spending report was not approved based upon the following votes:

Votes for approval	1,636,845,263
Votes against	1,829,127,739
Abstentions	179,235,700
Broker non-votes	872,247,240

6. The shareholder proposal regarding report on access to COVID-19 products was not approved based upon the following votes:

Votes for approval	1,011,019,874
Votes against	2,562,817,160
Abstentions	71,371,668
Broker non-votes	872,247,240

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: April 26, 2021	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel